Exhibit 99.2

                                Citizens Utilities Company and Subsidiaries
                                -------------------------------------------
                                        Consolidated Financial Data
                                        ---------------------------
                                               (unaudited)

                                                           For the quarter ended        For the six months ended
                                                                  June 30,                       June 30,
                                                         --------------------------  -----------------------------
(Dollars in thousands)                                      1997     1996   %Change      1997      1996    %Change
                                                         --------------------------  -----------------------------
Income Statement Data(1)
------------------------
Revenues                                               $ 326,908  $318,127      3%  $  699,400  $ 647,265      8%
Natural gas, electric energy and fuel oil purchased       42,590    50,618    -16%     123,349    118,979      4%
Sales and marketing expenses                              16,571    12,212     36%      30,705     17,548     75%
Network expenses                                          28,110    14,360     96%      57,204     22,139    158%
Depreciation and amortization                             58,013    47,199     23%     114,579     94,229     22%
Other operating expenses                                 148,655   119,656     24%     278,513    249,296     12%
Operating income                                          32,969    74,082    -55%      95,050    145,074    -34%
Nonrecurring charges                                     191,090         -             191,090          -
Operating income/(loss) including nonrecurring charges  (158,121)   74,082   -313%     (96,040)   145,074   -166%
Investment and other income                               11,327    17,776    -36%      23,611     28,823    -18%
Interest expense                                          26,950    22,644     19%      53,966     44,647     21%
Other nonrecurring charges                                 6,230         -               6,230          -
Income taxes                                             (57,949)   21,584   -368%     (42,322)    41,511   -202%
Convertible preferred dividends                            1,552     1,379     13%       3,104      2,632     18%
Net income/(loss)                                       (123,577)   46,251   -367%     (93,407)    85,107   -210%
Net income excluding nonrecurring charges                 11,587    46,251    -75%      41,757     85,107    -51%

Cash Flow and Capital Expenditure Data
--------------------------------------
EBITDA (2)                                              $102,311  $139,057    -26%  $  233,242 $  268,126    -13%
Cash flow from operations                                 37,463    76,823    -51%     101,555    149,813    -32%
Capital expenditures                                     119,764    66,307     81%     193,532    108,939     78%
Free cash flow                                           (82,301)   10,516   -883%     (91,977)    40,874   -325%

Select Balance Sheet Data
-------------------------
Cash and investments                                                                $  461,528 $  473,758     -3%
Total assets                                                                         4,439,595  4,168,306      7%
Net plant                                                                            3,278,372  2,985,790     10%
Long-term debt                                                                       1,557,155  1,366,749     14%
Equity (3)                                                                           1,769,859  1,814,248     -2%
Shares of common stock outstanding                                                     245,117    232,698      5%
Weighted average shares outstanding (4)                                                242,133    245,225     -1%

Per-Share Data(4)
-----------------
Earnings/(loss) per share                                $  (.51)     $ .19   -378%     $ (.39)     $ .35    -211%
Earnings per share excluding nonrecurring charges        $   .05      $ .19    -77%     $  .17      $ .35     -50%
Operating cash flow per share                            $   .15      $ .31    -51%     $  .42      $ .64     -34%
Book value per share                                                                    $ 6.48      $6.54      -1%

Other Financial Data
-------------------
EBITDA margin                                                 31%       44%                 33%        41%
Long-term debt to long-term debtand equity                                                  47%        43%
Interest coverage (5)                                        3.8x      6.1x              $ 4.3x     $ 6.0x
Common equity market capitalization(in billions)                                         $ 2.3      $ 2.7
Equity market capitalization(in billions)(6)                                             $ 2.4      $ 2.9
Market capitalization (in billions)(7)                                                   $ 4.0      $ 4.3


(1) In the second quarter of 1997, the Company recorded certain charges to earnings totalling approximately $197 million. The charges relate primarily to certain assets deemed no longer recoverable, the effects of certain regulatory commission orders and the cutback of certain long distance service operations. Intercompany transactions have been eliminated for the consolidated income statement data.
(2)  Earnings before  interest, income taxes, depreciation and amortization.
     Earnings excludes $197 million of nonrecurring charges made in the second quarter 1997.
(3) Includes convertible preferred securities and the impact of $197 of nonrecurring charges made in the second quarter 1997.
(4)  Adjusted for subsequent stock dividends.
(5) EBITDA divided by interest expense. EBITDA excludes $197 million of nonrecurring noncash charges made in the second quarter 1997.
(6)  Includes market value of convertible preferred securities.
(7)  Equity market capitalization plus market value of long-term debt.
Note:
Quarter ended information is not presented where it is the same as year to date.
                                     PAGE 1
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


                                            Citizens Utilities Company and Subsidiaries
                                            -------------------------------------------
                                                 Sector Financial and Operating Data
                                                 -----------------------------------

`                                                      For the quarter ended           For the six months ended
                                                              June 30,                          June 30,
                                                    -------------------------------   ------------------------------
(Dollars in thousands, except operating data)           1997        1996    %Change      1997        1996     %Change
                                                    -------------------------------   ------------------------------
Citizens Communications (1)
----------------------------
Select Income Statement Data
----------------------------
Revenues
Network access services (2)                           $ 111,008  $  107,780     3%   $  224,261  $  208,443      8%
Local network services                                   62,705      59,790     5%      123,580     115,338      7%
Long distance service (3)                                25,950      10,615   144%       52,127      18,828    177%
Directory                                                 8,066       7,693     5%       15,568      14,809      5%
Other (4)                                                15,682      16,793    -7%       26,087      27,852     -6%
Total revenues                                          223,411     202,671    10%      441,623     385,270     15%
Sales and Marketing expenses (5)                         17,547      12,212    44%       31,681      17,548     81%
Network expenses (6)                                     33,958      14,567   133%       69,287      23,193    199%
Depreciation and amortization                            45,488      36,670    24%       89,431      73,213     22%
Operating and maintenance expenses  (7)                 112,711      87,112    29%      210,689     174,329     21%
Operating income                                         13,707      52,110   -74%       40,535      96,987    -58%
Nonrecurring charges                                    156,239          -              156,239          -
Operating income/(loss)
     including nonrecurring charges                    (142,532)     52,110  -374%     (115,704)     96,987   -219%

Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (8)                               $  59,195  $   88,780   -33%   $  129,966  $  170,200    -24%
Capital expenditures                                     89,271      46,140    93%      145,118      75,652     92%
Free cash flow (9)                                      (30,076)     42,640  -171%      (15,152)     94,548   -116%

Select Balance Sheet Data
-------------------------
Total assets                                                                         $2,534,321  $2,209,292     15%
Net plant                                                                            $2,099,245  $1,888,308     11%

Operating Data
--------------
Access lines                                                                            858,654     820,607      5%
Long distance customers - in territory                                                  211,806     109,000     94%
                        - out of territory                                               26,552      23,000     15%
                        - total                                                         238,358     132,000     81%

(1) Citizens Communications includes Telecommunications and Electric Lightwave, Inc.
(2) Includes transactions between the Company's long distance operations and its local exchange operations of $8,939 and $736 for the second quarter ended 1997 and 1996, respectively; $16,386 and $1,054 for the six months ended 1997 and 1996, respectively.
(3) Includes transactions between the Company's long distance operations and its local exchange operations of $900 and ($529) for the second quarter ended 1997 and 1996, respectively; $1,800 for the six months ended 1997.
(4) Includes transactions between the Company's long distance operations and its local exchange operations of $1,215 for the second quarter ended 1996 and for the six months ended 1996.
(5) Includes transactions between the Company's long distance operations and its local exchange operations of $976 for the second quarter ended 1997 and for the six months ended 1997.
(6) Includes transactions between the Company's long distance operations and its local exchange operations of $5,848 and $207 for the second quarter ended 1997 and 1996, respectively; $12,083 and $1,054 for the six months ended 1997 and 1996, respectively.
(7) Includes transactions between the Company's long distance operations and its local exchange operations of $3,015 and $1,215 for the second quarter ended 1997 and 1996, respectively; $5,127 and $1,215 for the six months ended 1997 and 1996,respectively.
(8)  Operating income plus depreciation.
(9)  Operating cash flow less capital expenditures.
Note:
Quarter ended information is not presented where it is the same as year to date.

                                     PAGE 2
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



                                            Citizens Utilities Company and Subsidiaries
                                            -------------------------------------------
                                                 Sector Financial and Operating Data
                                                 -----------------------------------
                                                       For the quarter ended           For the six months ended
                                                                June 30,                          June 30,
                                                    -------------------------------   ------------------------------
(Dollars in thousands, except operating data)           1997        1996    %Change      1997        1996     %Change
                                                    -------------------------------   ------------------------------
Citizens Public Services
------------------------
Select Income Statement Data
----------------------------
Revenues
Residential distribution                            $    60,608    $ 61,187    -1%   $  157,896   $ 147,228      7%
Commercial distribution                                  27,351      26,803     2%       64,570      59,883      8%
Industrial distribution                                  16,990      20,771   -18%       36,337      41,473    -12%
Municipal distribution                                    2,765       2,547     9%        6,115       5,397     13%
Total distribution                                      107,714     111,308    -3%      264,918     253,981      4%
Transportation/Transmission                               1,068         964    11%        2,693       2,583      4%
Other                                                     4,554       4,607    -1%        8,352       7,700      8%
Total revenues                                          113,336     116,879    -3%      275,963     264,264      4%
Natural gas, electric energy and fuel oil purchased      42,590      50,618   -16%      123,349     118,979      4%
Depreciation and amortization                            12,524      10,529    19%       25,147      21,016     20%
Operating and maintenance expenses                       38,961      33,759    15%       72,953      76,182     -4%
Operating income                                         19,261      21,973   -12%       54,514      48,087     13%
Nonrecurring charges                                     34,851           -              34,851           -
Operating income/(loss)
     including nonrecurring charges                     (15,590)     21,973  -171%      (19,663)     48,087    -59%

Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (1)                               $  31,785  $   32,502    -2%   $   79,661  $   69,103     15%
Capital expenditures                                     20,077      17,425    15%       32,687      28,821     13%
Free cash flow (2)                                       11,708      15,077   -22%       46,974      40,282     17%

Select Balance Sheet Data
-------------------------
Total assets                                                                         $1,366,748  $1,313,772      4%
Net plant                                                                             1,103,478   1,065,388      4%

Operating Data
--------------
Customers                                                                               774,493     761,800      2%

(1)  Operating income plus depreciation.
(2)  Operating cash flow less capital expenditures.
Note:
Quarter ended information is not presented where it is the same as year to date.

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


                                                Citizens Utilities Company and Subsidiaries
                                                -------------------------------------------
                                                   Financial and Operating Data by Service
                                                   ---------------------------------------

`                                                          For the quarter ended         For the six months ended
                                                                   June 30,                   June 30,
                                                       ----------------------------   -----------------------------
(Dollars in thousands, except operating data)               1997      1996  %Change      1997      1996     %Change
                                                       ----------------------------   -----------------------------
Citizens Communications
-----------------------

Telecommunications
------------------
Select Income Statement Data
----------------------------
Revenues
Network access services (1)                            $   98,535  $ 101,434    -3%    $ 202,414  $ 196,751      3%
Local network services                                     61,816     59,371     4%      121,788    114,612      6%
Long distance service (2)                                  25,485     10,545   142%       51,373     18,742    174%
Directory                                                   8,066      7,693     5%       15,568     14,809      5%
Other (3)                                                  15,257     16,762    -9%       25,381     27,504     -8%
Total revenues                                            209,159    195,805     7%      416,524    372,418     12%
Sales and marketing expenses (4)                           13,857      9,170    51%       25,086     13,228     90%
Network expenses (5)                                       26,267     11,203   134%       56,140     16,973    231%
Depreciation and amortization                              43,397     36,603    19%       84,818     71,458     19%
Operating and maintenance expenses (6)                    101,944     83,420    22%      192,339    164,421     17%
Operating income                                           23,694     55,409   -57%       58,141    106,338    -45%
Nonrecurring charges                                      152,963          -             152,963          -
Operating income/(loss) including nonrecurring charges   (129,269)    55,409   333%      (94,822)   106,338   -189%
Operating margin excluding nonrecurring charge                 11%        28%                 14%        29%

Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (7)                                $   67,091  $  92,012   -27%   $  142,959 $  177,796    -20%
Capital expenditures                                       59,903     42,919    40%      110,055     64,684     70%
Free cash flow (8)                                          7,188     49,093   -85%       32,904    113,112    -71%

Select Balance Sheet Data
-------------------------
Total assets                                                                          $2,309,286 $2,061,516     12%
Net plant                                                                             $1,878,446 $1,751,167      7%

Operating Data
--------------
Access lines                                                                             858,654    820,607      5%
Long distance         - in territory                                                     211,806    109,000     94%
                      - out of territory                                                  26,552     23,000     15%
                      - total                                                            238,358    132,000     81%

Revenue per access line                                $      244  $     239     2%    $     485   $    454      7%
In-territory toll minutes of use
     (in millions)                                          1,077      1,078     -         2,184      2,103      4%

Citizens' long distance minutes of use
     (in millions)                  - in territory            106         45   136%          199         73    173%
                                    - out of territory        103         29   253%          206         53    288%
                                    - total long distance     209         74   182%          405        126    221%

Citizens' in-territory long distance market share                                            18%         9%


(1) Includes transactions between the Company's long distance operations and its local exchange operations of $8,044 and $541 for the second quarters ended 1997 and 1996, respectively; $14,696 and $712 for the six months ended 1997 and 1996, respectively.
(2) Includes transactions between the Company's long distance operations and its local exchange operations of $900 for the second quarter ended 1997 and $1,800 for the six months ended 1997.
(3) Includes transactions between the Company's long distance operations and its local exchange operations of $1,215 for the second quarter ended 1996 and for the six months ended 1996.
(4) Includes transactions between the Company's long distance operations and its local exchange operations of $976 for the second quarter ended 1997 and for the six months ended 1997.
(5) Includes transactions between the Company's long distance operations and its local exchange operations of $4,953 and $183 for the second quarter ended 1997 and 1996, respectively; $10,393 and $712 for the six months ended 1997 and 1996, respectively.
(6) Includes transactions between the Company's long distance operations and its local exchange operations of $3,015 and $1,215 for the second quarter ended 1997 and 1996, respectively; $5,127 and $1,215 for the six months ended 1997 and 1996, respectively.
(7)  Operating income plus depreciation.
(8)  Operating cash flow less capital expenditures.
Note:
Quarter ended information is not presented where it is the same as year to date.
                                     PAGE 4
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

                                                           Citizens Utilities Company and Subsidiaries
                                                           -------------------------------------------
                                                             Financial and Operating Data by Service
                                                             ---------------------------------------
                                                          For the quarter ended           For the six months ended
                                                                June 30,                          June 30,
                                                       ----------------------------   ------------------------------
(Dollars in thousands, except operating data)               1997      1996  %Change       1997      1996     %Change
                                                       ----------------------------   ------------------------------
Citizens Communications
-----------------------

Electric Lightwave, Inc.(1)
---------------------------
Select Income Statement Data
----------------------------
Revenues
Network access services  (2)                            $  12,473  $  6,346     97%    $ 21,847  $  11,692      87%
Local network services                                        889       419    112%       1,792        726     147%
Long distance service                                         465        70    564%         754         86     777%
Other                                                         425        31   1271%         706        348     103%
Total revenues                                             14,252     6,866    108%      25,099     12,852      95%
Sales and marketing expenses                                3,690     3,042     21%       6,595      4,320      53%
Network expenses  (2)                                       7,691     3,364    129%      13,147      6,220     111%
Depreciation and amortization                               2,091        67   3021%       4,613      1,755     163%
Operating and maintenance expenses                         10,767     3,692    192%      18,350      9,908      85%
Operating loss                                             (9,987)   (3,299)  -203%     (17,606)    (9,351)    -88%
Nonrecurring charges                                        3,276         -               3,276          -
Operating loss including nonrecurring charges             (13,263)   (3,299)  -302%     (20,882)    (9,351)   -123%

Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (3)                                  $ (7,896)  $(3,232)  -144%    $(12,993)  $ (7,596)    -71%
Capital expenditures                                       29,368     3,221    812%      35,063     10,968     220%
Free cash flow (4)                                        (37,264)   (6,453)  -477%     (48,056)   (18,564)    159%

Select Balance Sheet Data
-------------------------
Total assets                                                                           $225,035   $147,776      52%
Gross plant         - owned                                                             220,799    137,141      61%
                    - leased                                                             73,042     50,334      45%
                    - total                                                             293,841    187,475      57%

Operating Data
--------------
Route miles                                                                               1,773        940      89%
Fiber miles                                                                              99,908     64,574      55%
Customers                                                                                 1,005        521      93%
Buildings connected                                                                         521        318      64%
Revenue per customer                                     $ 14,181  $ 13,179      8%    $ 24,974   $ 24,668       1%

(1)  Electric Lightwave, Inc. is Citizens' Competitive Local Exchange Company.
(2) Includes transactions between the Company's long distance operations and its local exchange operations of $895 and $193 for the second quarters ended 1997 and 1996, respectively; $1,690 and $342 for the six months ended
     1997 and 1996, respectively.
(3)  Operating loss plus depreciation.
(4)  Operating cash flow less capital expenditures.

Note:
Quarter ended information is not presented where it is the same as year to date.

                                     PAGE 5
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


                                                                   Citizens Utilities Company and Subsidiaries
                                                                   -------------------------------------------
                                                                     Financial and Operating Data by Service
                                                                     ---------------------------------------
                                                          For the quarter ended           For the six months ended
                                                                  June 30,                       June 30,
                                                       ----------------------------   ------------------------------
(Dollars in thousands, except operating data)               1997      1996  %Change       1997      1996     %Change
                                                       ----------------------------   ------------------------------
Citizens Public Services
------------------------

Natural Gas
-----------
Select Income Statement Data
----------------------------
Revenues
Residential distribution                                $  23,829  $  25,484    -6%    $ 84,225   $ 76,900      10%
Commercial distribution                                     9,704     10,072    -4%      30,767     27,751      11%
Industrial distribution                                     6,008      9,669   -38%      14,298     20,045     -29%
Municipal distribution                                        660        440    50%       2,044      1,469      39%
Total distribution                                         40,201     45,665   -12%     131,334    126,165       4%
Transportation                                                302        305    -1%       1,382      1,298       6%
Other                                                       2,211      2,306    -4%       4,781      4,596       4%
Total revenues                                             42,714     48,276   -12%     137,497    132,059       4%
Natural gas purchased                                      19,610     26,911   -27%      78,179     75,112       4%
Gross margin                                               23,104     21,365     8%      59,318     56,947       4%
Depreciation and amortization                               3,969      3,298    20%       7,908      6,573      20%
Operating and maintenance expenses                         13,462     12,685     6%      25,264     30,678     -18%
Operating income                                            5,673      5,382     5%      26,146     19,696      33%
Nonrecurring charges                                        9,634          -              9,634          -
Operating income/(loss) including nonrecurring charges     (3,961)     5,382  -174%      16,512     19,696     -16%
Operating margin excluding nonrecurring charges               13%        11%                19%        15%


Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (1)                                  $  9,642   $  8,680    11%     $34,054    $26,269      30%
Capital expenditures                                        9,287      6,045    54%      14,482     10,240      41%
Free cash flow (2)                                            355      2,635    87%      19,572     16,029      22%

Select Balance Sheet Data
-------------------------
Total assets                                                                           $376,574   $330,014      14%
Net plant                                                                              $288,696   $265,823       9%

Operating Data
--------------
Customers                                                                              $372,686   $365,955       2%
Billion Cubic Feet of gas throughput (BCF)                   13.7       15.0    -9%        40.5       40.0       1%

(1)  Operating income plus depreciation.
(2)  Operating cash flow less capital expenditures.

Note:
Quarter ended information is not presented where it is the same as year to date.

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


                                                                Citizens Utilities Company and Subsidiaries
                                                                -------------------------------------------
                                                                  Financial and Operating Data by Service
                                                                   ---------------------------------------
`                                                          For the quarter ended          For the six months ended
                                                               ended June 30,                    June 30,
                                                       ----------------------------   ------------------------------
(Dollars in thousands, except operating data)               1997      1996  %Change       1997      1996     %Change
                                                       ----------------------------   ------------------------------
Citizens Public Services
------------------------

Electric
--------
Select Income Statement Data
----------------------------
Revenues
Residential distribution                                $ 19,156   $ 17,876      7%   $ 39,810    $36,551        9%
Commercial distribution                                   14,268     13,539      5%     27,705     26,137        6%
Industrial distribution                                   10,758     10,884     -1%     21,606     21,093        2%
Municipal  distribution                                    2,105      2,107      0%      4,071      3,928        4%
Total distribution                                        46,287     44,406      4%     93,192     87,709        6%
Transmission                                                 766        659     16%      1,311      1,285        2%
Other                                                      1,477      1,875    -21%      1,929      1,823        6%
Total revenues                                            48,530     46,940      3%     96,432     90,817        6%
Electric energy and fuel oil purchased                    22,980     23,707     -3%     45,170     43,867        3%
Gross margin                                              25,550     23,232     10%     51,262     46,950        9%
Depreciation and amortization                              5,589      4,398     27%     11,178      8,797       27%
Operating and maintenance expenses                        13,033     10,977     19%     23,929     23,488        2%
Operating income                                           6,928      7,857    -12%     16,155     14,665       10%
Nonrecurring charges                                      21,787          -             21,787          -
Operating income/(loss) including nonrecurring charges  (14,859)      7,857   -289%     (5,632)    14,665     -138%
Operating margin excluding nonrecurring charges              14%        17%                17%        16%


Cash Flow and Capital Expenditure Data
--------------------------------------
Operating cash flow (1)                                 $ 12,517   $ 12,255      2%   $ 27,333   $ 23,462       16%
Capital expenditures                                       4,314      4,966    -13%      7,765      9,868      -21%
Free cash flow (2)                                         8,203      7,289     13%     19,568     13,594       44%

Select Balance Sheet Data
-------------------------
Total assets                                                                          $472,224   $487,786       -3%
Net plant                                                                             $385,660   $391,101       -1%

Operating Data
--------------
Customers                                                                              110,435    108,092        2%
Megawatt hours sold                                      375,353    383,827     -2%    774,762    773,360        -
Megawatt hours generated                                  82,326     90,882     -9%    174,228    175,212       -1%
Megawatt hours purchased                                 373,308    349,116      7%    707,812    671,733        5%

(1)  Operating income plus depreciation.
(2)  Operating cash flow less capital expenditures.
Note:
Quarter ended information is not presented where it is the same as year to date.
                                     PAGE 7
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


                                                            Citizens Utilities Company and Subsidiaries
                                                            -------------------------------------------
                                                              Financial and Operating Data by Service
                                                              ---------------------------------------
`                                                          For the quarter ended          For the six months ended
                                                               ended June 30,                    June 30,
                                                       ----------------------------   ------------------------------
(Dollars in thousands, except operating data)               1997      1996  %Change       1997      1996     %Change
                                                       ----------------------------   ------------------------------
Citizens Public Services
------------------------

Water/Wastewater
----------------

Select Income Statement Data
----------------------------
Revenues
Residential distribution                                $  17,623  $  17,827    -1%    $ 33,861   $ 33,777       -
Commercial distribution                                     3,379      3,192     6%       6,098      5,995       2%
Industrial distribution                                       224        218     3%         433        335      29%
Other                                                         866        426   103%       1,642      1,281      28%
Total revenues                                             22,092     21,663     2%      42,034     41,388       2%
Depreciation and amortization                               2,966      2,833     5%       6,061      5,646       7%
Operating and maintenance expenses                         12,466     10,097    23%      23,760     22,016       8%
Operating income                                            6,660      8,733   -24%      12,213     13,726     -11%
Nonrecurring charges                                        3,430          -              3,430          -
Operating income including nonrecurring charges             3,230      8,733   -63%       8,783     13,726     -36%
Operating margin excluding nonrecurring charges               30%        40%                29%        33%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                 $   9,626  $  11,566   -17%    $ 18,274   $ 19,372      -6%
Capital expenditures                                        6,476      6,414     1%      10,440      8,713      20%
Free cash flow (2)                                          3,150      5,152   -39%       7,834     10,659     -27%

Select Balance Sheet Data
-------------------------
Total assets                                                                           $517,950  $ 495,972       4%
Net plant                                                                              $429,122  $ 408,464       5%

Operating Data
--------------
Customers                                                                               291,372    287,753       1%
Billions of gallons of water delivered                        8.7        8.2     7%        14.2       14.2       -
Billions of gallons of wastewater                             1.3        1.6   -19%         2.8        3.1     -10%
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(1)  Operating income plus depreciation.
(2)  Operating cash flow less capital expenditures.
Note:
Quarter ended information is not presented where it is the same as year to date.


The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1996 and Form 10-Q for the six months ended June 30, 1997 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis. The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.
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